MONTELLO RESOURCES (USA) LTD.
P.O. Box 1757 Station M
Calgary, Alberta T2P 2L8
Tel. (604) 649-0080

April 11, 2008

Park Place Energy Corp.
300, 840 – 6th Ave SW
Calgary, Alberta
T2P 3E5

Blackrock Petroleum Corp.
Suite 22, 2820 W. Charleston Blvd
Las Vegas, Nevada
89102

Austin Developments Corp
2833, 595 Burrard Street
Vancouver, B.C.
V7X 1C4

Dear Sirs,

Re: Farmout and Participation Agreement dated March 10, 2008
Morgan County, Tennessee

Further to our recent conversations, the parties to this letter of agreement agree to amend the captioned agreement as set out below:

(1) as and from the date of this letter of agreement, it shall be deemed that Article 8 (Area of Mutual Interest) of the Farmout & Royalty Procedure attached as Schedule "C" to the captioned agreement will apply.

(2) the Mutual Interest Lands shall comprise all PNG rights 50% or more of which are located within the boundaries of that area of lands located within Morgan County, State of Tennessee, USA as outlined on the attached map.

(3) the Area of Mutual Interest shall be in effect until 11:59 pm on April 10, 2010.

(4) the participating interests of the parties hereto in the Area of Mutual Interest during the term thereof shall be

Montello	35%
Park Place	5%
Austin	30%
Blackrock	30%

(5) this letter of agreement may be executed in counterpart and when so executed by all parties shall then be binding and valid amongst them.

(6) except as amended hereby the captioned agreement shall remain in full force and effect.

Should the foregoing be agreeable, please sign and return one copy of this letter of agreement to Montello's offices at your very first convenience..

Yours very truly,
MONTELLO RESOURCES (USA) LTD.

Per: Dwayne Tyrkalo, President

Acknowledged, accepted and agreed to this 14 day of April, 2008.

PARK PLACE ENERGY CORP.

Per: ____________________

BLACKROCK PETROLEUM CORP.

Per: ____________________

AUSTIN DEVELOPMENTS CORP.

Per: ____________________

SCALE: 1"= 2.666 MILES


N
CUMBERLAND
PLATEAU
CUMBERLAND PLATEAU
BOWEN NO.2
CATOOSA
CATOOSA
Hatfield Mountain